Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Achieves Record Quarterly Total Revenues and Gross Profit
•Current quarter diluted earnings per common share from continuing operations of $12.02 and current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) of $11.73
•All-time quarterly record new vehicle revenues, a 21.2% increase over the comparable prior year period
•Parts and service revenues set record for 9th consecutive quarter, an 11.8% increase over the comparable prior year period
HOUSTON, July 26, 2023 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 205 dealerships located in the U.S. and U.K., today reported record financial results for the second quarter of 2023 (“current quarter”), highlighted by all-time record quarterly total revenues of $4.6 billion and total gross profit of $775.5 million.
Current quarter total revenues were the highest in Company history, driven by all-time record new vehicle revenues and parts and service revenues of $2.2 billion and $562.0 million, respectively. The record current quarter gross profit outperformed the comparable prior year period, led by an all-time record parts and service gross profit of $304.1 million, a 9.5% increase.
“We continue to see payoffs from our investments in aftersales in both the U.S. and U.K. with another all-time record quarter. In particular in the U.K., our improved customer appointment scheduling combined with an approximate 10.0% increase in technician headcount, created more shop capacity for our valued customers,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “This quarter, we also demonstrated our focus on making prudent capital investments with the Beck & Masten acquisition, some of the largest GMC retailers in the country, while disposing of some smaller underperforming stores.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the current quarter were $4.6 billion, a 10.0% increase compared to $4.1 billion for the second quarter of 2022 (“prior year quarter”).
Net income from continuing operations for the current quarter was $170.3 million, a 14.6% decrease compared to $199.3 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $166.1 million, a 15.9% decrease compared to $197.5 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $12.02, a 0.7% decrease compared to $12.11 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $11.73, a 2.2% decrease over the record prior year quarter of $12.00. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations exclude adjusted diluted earnings per common share from discontinued operations of $0.02 and $0.10, respectively.

Second Quarter 2023 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	2Q23	Change	2Q23	Change
Total revenues	$4.6B	+10.0%	$4.3B	+5.9%
Total gross profit (“GP”)	$775.5M	+0.9%	$735.4M	(2.1)%
NV units sold	44,740	+15.2%	42,343	+12.3%
NV GP per retail unit (“PRU”)	$4,503	(16.9)%	$4,435	(18.5)%
Used vehicle (“UV”) retail units sold	46,764	(4.4)%	44,831	(6.4)%
UV retail GP PRU	$1,684	(7.9)%	$1,661	(9.5)%
Parts & service (“P&S”) GP	$304.1M	+9.5%	$291.3M	+7.4%
P&S Gross Margin (“GM”)	54.1%	(1.1)%	54.2%	(1.0)%
Finance and Insurance (“F&I”) revenues	$190.3M	0.0%	$181.2M	(2.6)%
F&I GP PRU	$2,080	(4.1)%	$2,078	(4.4)%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	61.9%	+199 bps	63.0%	+296 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	63.2%	+292 bps	63.1%	+308 bps
Corporate Development
A major contributor to our success and driver of incremental value creation for our shareholders is the speed at which we have been able to integrate new acquisitions into our existing operations. In the current quarter, the Company acquired three Buick-GMC dealerships and one Kia dealership in Texas. Two of the Buick-GMC dealerships located in the Houston market are among the highest volume dealerships in their brands in the U.S. The acquisition is expected to generate $845.0 million of annual revenues, bringing year-to-date total acquired expected annual revenues for the Company to $1.0 billion.
In April 2023, the Company disposed of one Buick-GMC dealership in New York. In May 2023, the Company disposed of one Ford dealership in Louisiana. In June 2023, the Company disposed of one Chevrolet dealership in Oklahoma. These dealerships generated approximately $145.0 million in annual revenues.
From January 1, 2021 to June 30, 2023, the Company actively pursued growth opportunities, acquiring dealership operations with total expected annual revenues of $4.4 billion. Over the same period, portfolio optimization activities resulted in opportunistic dispositions of certain dealerships and the Company’s Brazilian operations, with annual revenues of $590.0 million and $319.8 million, respectively, based on the most recent annual period prior to disposition.
Share Repurchases
During the current quarter, the Company repurchased 141,199 shares, representing approximately 1.0% of the Company’s outstanding common shares at January 1 of the current year, at an average price per common share of $221.52, for a total of $31.3 million, excluding excise taxes of $0.3 million. During the six months ended June 30, 2023, the Company repurchased 322,181 shares, representing approximately 2.3% of the Company’s outstanding common shares at January 1 of the current year, at an average price per common share of $204.85, for a total of $66.0 million, excluding excise taxes of $0.5 million. During the eighteen-month period ended June 30, 2023, the Company repurchased 3,343,204 shares, at an average price per common share of $175.66, for a total of $587.3 million, representing approximately 19.5% of the common shares outstanding at the commencement of the period.
As of June 30, 2023, the Company had an aggregate 14.1 million outstanding common shares and unvested restricted stock awards. The Company currently has $97.4 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Second Quarter 2023 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 9:00 a.m. ET to discuss the second quarter 2023 financial results. The conference call will be simulcast live on the Internet at group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     5138259
A telephonic replay will be available following the call through August 2, 2023, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    4585195
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 205 automotive dealerships, 277 franchises, and 42 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,243.2	$1,851.3	$391.9	21.2%
Used vehicle retail sales	1,450.6	1,505.4	(54.8)	(3.6)%
Used vehicle wholesale sales	112.5	95.8	16.6	17.3%
Parts and service sales	562.0	502.6	59.4	11.8%
Finance, insurance and other, net	190.3	190.2	0.1	—%
Total revenues	4,558.5	4,145.4	413.1	10.0%
COST OF SALES:
New vehicle retail sales	2,041.7	1,641.0	400.7	24.4%
Used vehicle retail sales	1,371.8	1,415.9	(44.1)	(3.1)%
Used vehicle wholesale sales	111.6	95.1	16.5	17.4%
Parts and service sales	257.9	224.9	32.9	14.6%
Total cost of sales	3,783.0	3,377.0	406.0	12.0%
GROSS PROFIT	775.5	768.4	7.1	0.9%
Selling, general and administrative expenses	479.9	460.2	19.7	4.3%
Depreciation and amortization expense	23.1	23.0	0.1	0.6%
Asset impairments	1.8	0.8	1.0	118.0%
INCOME FROM OPERATIONS	270.8	284.5	(13.7)	(4.8)%
Floorplan interest expense	15.6	5.9	9.7	165.3%
Other interest expense, net	25.9	18.5	7.4	40.2%
Other expense	1.3	—	1.3	100.0%
INCOME BEFORE INCOME TAXES	227.9	260.1	(32.2)	(12.4)%
Provision for income taxes	57.6	60.8	(3.2)	(5.3)%
Net income from continuing operations	170.3	199.3	(29.0)	(14.6)%
Net income (loss) from discontinued operations	0.2	(3.4)	3.6	107.0%
NET INCOME	$170.5	$195.9	$(25.4)	(13.0)%
Less: Earnings allocated to participating securities	4.1	5.4	(1.2)	(22.5)%
Net income available to diluted common shares	$166.4	$190.6	$(24.2)	(12.7)%
Diluted earnings per share from continuing operations	$12.02	$12.11	$(0.08)	(0.7)%
Diluted earnings (loss) per share from discontinued operations	$0.02	$(0.20)	$0.22	108.2%
DILUTED EARNINGS PER SHARE	$12.04	$11.90	$0.14	1.2%
Weighted average dilutive common shares outstanding	13.8	16.0	(2.2)	(13.7)%
Weighted average participating securities	0.3	0.5	(0.1)	(23.6)%
Total weighted average shares	14.2	16.5	(2.3)	(14.0)%
Effective tax rate on continuing operations	25.3%	23.4%	1.9%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$4,198.9	$3,596.4	$602.4	16.8%
Used vehicle retail sales	2,799.5	2,865.3	(65.8)	(2.3)%
Used vehicle wholesale sales	224.4	189.3	35.1	18.6%
Parts and service sales	1,110.3	975.5	134.8	13.8%
Finance, insurance and other, net	355.4	363.2	(7.8)	(2.1)%
Total revenues	8,688.5	7,989.7	698.8	8.7%
COST OF SALES:
New vehicle retail sales	3,810.7	3,184.9	625.8	19.6%
Used vehicle retail sales	2,644.0	2,688.0	(44.0)	(1.6)%
Used vehicle wholesale sales	221.6	185.7	35.9	19.3%
Parts and service sales	508.9	438.0	70.9	16.2%
Total cost of sales	7,185.1	6,496.6	688.5	10.6%
GROSS PROFIT	1,503.4	1,493.1	10.3	0.7%
Selling, general and administrative expenses	942.7	878.6	64.1	7.3%
Depreciation and amortization expense	45.5	44.2	1.4	3.1%
Asset impairments	2.9	0.8	2.1	257.0%
INCOME FROM OPERATIONS	512.3	569.5	(57.2)	(10.0)%
Floorplan interest expense	28.2	11.2	17.1	153.1%
Other interest expense, net	45.6	35.9	9.7	27.0%
Other expense	4.2	—	4.2	100.0%
INCOME BEFORE INCOME TAXES	434.3	522.4	(88.2)	(16.9)%
Provision for income taxes	105.2	122.0	(16.8)	(13.8)%
Net income from continuing operations	329.1	400.4	(71.4)	(17.8)%
Net loss from discontinued operations	(0.1)	(1.6)	1.5	(93.9)%
NET INCOME	$329.0	$398.9	$(69.9)	(17.5)%
Less: Earnings allocated to participating securities	8.2	11.2	(3.0)	(26.8)%
Net income available to diluted common shares	$320.8	$387.6	$(66.9)	(17.3)%
Diluted earnings per share from continuing operations	$23.14	$23.88	$(0.74)	(3.1)%
Diluted loss per share from discontinued operations	$(0.01)	$(0.09)	$0.09	(92.8)%
DILUTED EARNINGS PER SHARE	$23.13	$23.79	$(0.65)	(2.7)%
Weighted average dilutive common shares outstanding	13.9	16.3	(2.4)	(14.9)%
Weighted average participating securities	0.4	0.5	(0.1)	(24.8)%
Total weighted average shares	14.2	16.8	(2.5)	(15.2)%
Effective tax rate on continuing operations	24.2%	23.4%	0.9%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	June 30, 2023	December 31, 2022	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$22.8	$47.9	$(25.1)	(52.3)%
Inventories, net	$1,718.0	$1,356.6	$361.5	26.6%
Floorplan notes payable, net (1)	$1,160.5	$1,005.2	$155.3	15.5%
Total debt	$2,249.6	$2,082.5	$167.1	8.0%
Total equity	$2,518.9	$2,237.5	$281.4	12.6%
(1) Amounts are net of offset accounts of $267.7 and $153.6, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	82.0%	81.5%	80.1%	80.9%
United Kingdom	18.0%	18.5%	19.9%	19.1%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	23.1%	24.7%	22.7%	23.9%
Volkswagen/Audi/Porsche/SEAT/SKODA	14.7%	15.8%	16.1%	15.5%
BMW/MINI	11.3%	12.3%	11.8%	12.7%
Chevrolet/GMC/Buick	9.4%	6.4%	8.1%	6.3%
Ford/Lincoln	7.7%	8.6%	8.0%	8.4%
Honda/Acura	8.0%	6.6%	7.6%	7.3%
Mercedes-Benz/Sprinter	6.5%	6.5%	6.5%	6.2%
Hyundai/Kia/Genesis	5.0%	5.4%	5.0%	4.9%
Chrysler/Dodge/Jeep/RAM	4.6%	5.0%	4.1%	5.1%
Nissan	4.0%	3.5%	4.1%	4.0%
Subaru	2.6%	2.4%	2.7%	2.6%
Jaguar/Land Rover	1.6%	1.5%	1.8%	1.4%
Mazda	1.3%	1.1%	1.2%	1.2%
Other	0.3%	0.3%	0.4%	0.3%
	100.0%	100.0%	100.0%	100.0%

	June 30, 2023	December 31, 2022	June 30, 2022
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	27	24	15
Used vehicle inventory	35	34	35
U.S.
New vehicle inventory	27	21	11
Used vehicle inventory	31	28	32
U.K.
New vehicle inventory	29	36	31
Used vehicle inventory	48	63	43
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,243.2	$1,851.3	$391.9	21.2%	$(1.3)	21.2%
Used vehicle retail sales	1,450.6	1,505.4	(54.8)	(3.6)%	(1.2)	(3.6)%
Used vehicle wholesale sales	112.5	95.8	16.6	17.3%	(0.1)	17.4%
Total used	1,563.0	1,601.2	(38.2)	(2.4)%	(1.3)	(2.3)%
Parts and service sales	562.0	502.6	59.4	11.8%	(0.2)	11.9%
F&I, net	190.3	190.2	0.1	—%	(0.1)	0.1%
Total revenues	$4,558.5	$4,145.4	$413.1	10.0%	$(2.8)	10.0%
Gross profit:
New vehicle retail sales	$201.5	$210.3	$(8.8)	(4.2)%	$0.1	(4.2)%
Used vehicle retail sales	78.8	89.5	(10.7)	(12.0)%	(0.1)	(11.9)%
Used vehicle wholesale sales	0.9	0.8	0.1	10.5%	—	10.9%
Total used	79.6	90.3	(10.6)	(11.8)%	(0.1)	(11.7)%
Parts and service sales	304.1	277.7	26.4	9.5%	(0.1)	9.5%
F&I, net	190.3	190.2	0.1	—%	(0.1)	0.1%
Total gross profit	$775.5	$768.4	$7.1	0.9%	$(0.2)	0.9%
Gross margin:
New vehicle retail sales	9.0%	11.4%	(2.4)%
Used vehicle retail sales	5.4%	5.9%	(0.5)%
Used vehicle wholesale sales	0.8%	0.8%	—%
Total used	5.1%	5.6%	(0.5)%
Parts and service sales	54.1%	55.2%	(1.1)%
Total gross margin	17.0%	18.5%	(1.5)%
Units sold:
Retail new vehicles sold (1)	44,740	38,822	5,918	15.2%
Retail used vehicles sold	46,764	48,907	(2,143)	(4.4)%
Wholesale used vehicles sold	10,493	9,514	979	10.3%
Total used	57,257	58,421	(1,164)	(2.0)%
Average sales price per unit sold:
New vehicle retail (1)	$50,504	$47,686	$2,818	5.9%	$338	5.2%
Used vehicle retail	$31,019	$30,781	$238	0.8%	$(25)	0.9%
Gross profit per unit sold:
New vehicle retail sales	$4,503	$5,416	$(913)	(16.9)%	$2	(16.9)%
Used vehicle retail sales	$1,684	$1,830	$(145)	(7.9)%	$(2)	(7.8)%
Used vehicle wholesale sales	$81	$81	$—	0.2%	$—	0.5%
Total used	$1,390	$1,545	$(154)	(10.0)%	$(2)	(9.9)%
F&I PRU	$2,080	$2,168	$(88)	(4.1)%	$(1)	(4.1)%
Other:
SG&A expenses	$479.9	$460.2	$19.7	4.3%	$(0.3)	4.4%
Adjusted SG&A expenses (2)	$490.3	$463.3	$26.9	5.8%	$(0.3)	5.9%
SG&A as % gross profit	61.9%	59.9%	2.0%
Adjusted SG&A as % gross profit (2)	63.2%	60.3%	2.9%
Operating margin %	5.9%	6.9%	(0.9)%
Adjusted operating margin % (2)	5.8%	6.8%	(1.0)%
Pretax margin %	5.0%	6.3%	(1.3)%
Adjusted pretax margin % (2)	4.8%	6.2%	(1.4)%
Floorplan expense:
Floorplan interest expense	$15.6	$5.9	$9.7	165.3%	$—	165.6%
Less: Floorplan assistance (3)	18.5	14.1	4.4	30.8%	—	30.8%
Net floorplan expense	$(2.9)	$(8.3)	$5.4		$—
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,198.9	$3,596.4	$602.4	16.8%	$(34.4)	17.7%
Used vehicle retail sales	2,799.5	2,865.3	(65.8)	(2.3)%	(33.5)	(1.1)%
Used vehicle wholesale sales	224.4	189.3	35.1	18.6%	(3.2)	20.2%
Total used	3,023.9	3,054.6	(30.7)	(1.0)%	(36.7)	0.2%
Parts and service sales	1,110.3	975.5	134.8	13.8%	(7.9)	14.6%
F&I, net	355.4	363.2	(7.8)	(2.1)%	(1.8)	(1.7)%
Total revenues	$8,688.5	$7,989.7	$698.8	8.7%	$(80.8)	9.8%
Gross profit:
New vehicle retail sales	$388.2	$411.5	$(23.3)	(5.7)%	$(2.9)	(5.0)%
Used vehicle retail sales	155.5	177.3	(21.8)	(12.3)%	(1.9)	(11.2)%
Used vehicle wholesale sales	2.9	3.6	(0.7)	(20.3)%	—	(20.7)%
Total used	158.4	180.9	(22.6)	(12.5)%	(1.9)	(11.4)%
Parts and service sales	601.4	537.5	64.0	11.9%	(4.5)	12.7%
F&I, net	355.4	363.2	(7.8)	(2.1)%	(1.8)	(1.7)%
Total gross profit	$1,503.4	$1,493.1	$10.3	0.7%	$(11.2)	1.4%
Gross margin:
New vehicle retail sales	9.2%	11.4%	(2.2)%
Used vehicle retail sales	5.6%	6.2%	(0.6)%
Used vehicle wholesale sales	1.3%	1.9%	(0.6)%
Total used	5.2%	5.9%	(0.7)%
Parts and service sales	54.2%	55.1%	(0.9)%
Total gross margin	17.3%	18.7%	(1.4)%
Units sold:
Retail new vehicles sold (1)	84,389	75,555	8,834	11.7%
Retail used vehicles sold	92,201	92,713	(512)	(0.6)%
Wholesale used vehicles sold	20,867	18,613	2,254	12.1%
Total used	113,068	111,326	1,742	1.6%
Average sales price per unit sold:
New vehicle retail (1)	$50,103	$47,600	$2,503	5.3%	$(61)	5.4%
Used vehicle retail	$30,363	$30,905	$(542)	(1.8)%	$(364)	(0.6)%
Gross profit per unit sold:
New vehicle retail sales	$4,600	$5,446	$(846)	(15.5)%	$(35)	(14.9)%
Used vehicle retail sales	$1,687	$1,913	$(226)	(11.8)%	$(21)	(10.7)%
Used vehicle wholesale sales	$137	$193	$(56)	(29.0)%	$1	(29.3)%
Total used	$1,401	$1,625	$(224)	(13.8)%	$(17)	(12.8)%
F&I PRU	$2,013	$2,159	$(146)	(6.8)%	$(10)	(6.3)%
Other:
SG&A expenses	$942.7	$878.6	$64.1	7.3%	$(7.9)	8.2%
Adjusted SG&A expenses (2)	$953.9	$903.2	$50.7	5.6%	$(7.9)	6.5%
SG&A as % gross profit	62.7%	58.8%	3.9%
Adjusted SG&A as % gross profit (2)	63.4%	60.5%	3.0%
Operating margin %	5.9%	7.1%	(1.2)%
Adjusted operating margin % (2)	5.8%	6.8%	(1.0)%
Pretax margin %	5.0%	6.5%	(1.5)%
Adjusted pretax margin % (2)	4.9%	6.2%	(1.4)%
Floorplan expense:
Floorplan interest expense	$28.2	$11.2	$17.1	153.1%	$(0.3)	155.3%
Less: Floorplan assistance (3)	33.1	28.2	4.9	17.3%	—	17.4%
Net floorplan expense	$(4.8)	$(17.0)	$12.2		$(0.2)
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,915.5	$1,561.7	$353.8	22.7%
Used vehicle retail sales	1,139.9	1,197.6	(57.7)	(4.8)%
Used vehicle wholesale sales	79.8	59.1	20.6	34.9%
Total used	1,219.7	1,256.8	(37.1)	(3.0)%
Parts and service sales	491.2	445.6	45.7	10.2%
F&I, net	173.2	173.1	0.1	0.1%
Total revenues	$3,799.6	$3,437.2	$362.4	10.5%
Gross profit:
New vehicle retail sales	$170.7	$184.5	$(13.8)	(7.5)%
Used vehicle retail sales	62.0	73.7	(11.7)	(15.9)%
Used vehicle wholesale sales	1.2	1.9	(0.6)	(34.7)%
Total used	63.2	75.5	(12.3)	(16.3)%
Parts and service sales	262.6	243.1	19.4	8.0%
F&I, net	173.2	173.1	0.1	0.1%
Total gross profit	$669.7	$676.3	$(6.6)	(1.0)%
Gross margin:
New vehicle retail sales	8.9%	11.8%	(2.9)%
Used vehicle retail sales	5.4%	6.2%	(0.7)%
Used vehicle wholesale sales	1.5%	3.1%	(1.6)%
Total used	5.2%	6.0%	(0.8)%
Parts and service sales	53.5%	54.6%	(1.1)%
Total gross margin	17.6%	19.7%	(2.1)%
Units sold:
Retail new vehicles sold	36,695	31,627	5,068	16.0%
Retail used vehicles sold	36,306	38,523	(2,217)	(5.8)%
Wholesale used vehicles sold	7,436	6,059	1,377	22.7%
Total used	43,742	44,582	(840)	(1.9)%
Average sales price per unit sold:
New vehicle retail	$52,201	$49,380	$2,821	5.7%
Used vehicle retail	$31,397	$31,089	$308	1.0%
Gross profit per unit sold:
New vehicle retail sales	$4,651	$5,834	$(1,183)	(20.3)%
Used vehicle retail sales	$1,707	$1,913	$(205)	(10.7)%
Used vehicle wholesale sales	$163	$307	$(144)	(46.8)%
Total used	$1,445	$1,694	$(250)	(14.7)%
F&I PRU	$2,373	$2,468	$(95)	(3.8)%
Other:
SG&A expenses	$403.7	$393.6	$10.1	2.6%
Adjusted SG&A expenses (1)	$413.2	$396.8	$16.4	4.1%
SG&A as % gross profit	60.3%	58.2%	2.1%
Adjusted SG&A as % gross profit (1)	61.7%	58.7%	3.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,524.1	$2,994.9	$529.2	17.7%
Used vehicle retail sales	2,170.0	2,235.5	(65.5)	(2.9)%
Used vehicle wholesale sales	162.1	116.4	45.8	39.3%
Total used	2,332.1	2,351.9	(19.8)	(0.8)%
Parts and service sales	965.0	854.0	111.0	13.0%
F&I, net	320.8	327.9	(7.0)	(2.1)%
Total revenues	$7,142.0	$6,528.5	$613.5	9.4%
Gross profit:
New vehicle retail sales	$324.8	$357.8	$(33.0)	(9.2)%
Used vehicle retail sales	121.8	142.3	(20.6)	(14.5)%
Used vehicle wholesale sales	3.4	5.1	(1.7)	(32.4)%
Total used	125.2	147.4	(22.2)	(15.1)%
Parts and service sales	516.4	464.1	52.3	11.3%
F&I, net	320.8	327.9	(7.0)	(2.1)%
Total gross profit	$1,287.2	$1,297.2	$(10.0)	(0.8)%
Gross margin:
New vehicle retail sales	9.2%	11.9%	(2.7)%
Used vehicle retail sales	5.6%	6.4%	(0.8)%
Used vehicle wholesale sales	2.1%	4.4%	(2.3)%
Total used	5.4%	6.3%	(0.9)%
Parts and service sales	53.5%	54.3%	(0.8)%
Total gross margin	18.0%	19.9%	(1.8)%
Units sold:
Retail new vehicles sold	67,578	61,125	6,453	10.6%
Retail used vehicles sold	70,746	72,463	(1,717)	(2.4)%
Wholesale used vehicles sold	14,916	12,060	2,856	23.7%
Total used	85,662	84,523	1,139	1.3%
Average sales price per unit sold:
New vehicle retail	$52,148	$48,996	$3,153	6.4%
Used vehicle retail	$30,672	$30,850	$(178)	(0.6)%
Gross profit per unit sold:
New vehicle retail sales	$4,806	$5,854	$(1,048)	(17.9)%
Used vehicle retail sales	$1,721	$1,964	$(243)	(12.4)%
Used vehicle wholesale sales	$231	$423	$(192)	(45.3)%
Total used	$1,462	$1,744	$(283)	(16.2)%
F&I PRU	$2,320	$2,454	$(135)	(5.5)%
Other:
SG&A expenses	$792.4	$747.2	$45.2	6.0%
Adjusted SG&A expenses (1)	$802.6	$769.1	$33.5	4.4%
SG&A as % gross profit	61.6%	57.6%	4.0%
Adjusted SG&A as % gross profit (1)	62.4%	59.3%	3.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$327.6	$289.5	$38.1	13.2%	$(1.3)	13.6%
Used vehicle retail sales	310.7	307.8	2.9	0.9%	(1.2)	1.3%
Used vehicle wholesale sales	32.7	36.7	(4.0)	(10.9)%	(0.1)	(10.7)%
Total used	343.4	344.5	(1.1)	(0.3)%	(1.3)	0.1%
Parts and service sales	70.8	57.1	13.7	24.0%	(0.2)	24.4%
F&I, net	17.1	17.1	—	(0.2)%	(0.1)	0.1%
Total revenues	$758.9	$708.2	$50.7	7.2%	$(2.8)	7.6%
Gross profit:
New vehicle retail sales	$30.8	$25.8	$5.0	19.6%	$0.1	19.3%
Used vehicle retail sales	16.8	15.8	1.0	6.2%	(0.1)	6.8%
Used vehicle wholesale sales	(0.4)	(1.1)	0.7	66.7%	—	66.9%
Total used	16.4	14.7	1.7	11.6%	(0.1)	12.3%
Parts and service sales	41.5	34.5	7.0	20.2%	(0.1)	20.5%
F&I, net	17.1	17.1	—	(0.2)%	(0.1)	0.1%
Total gross profit	$105.8	$92.1	$13.7	14.9%	$(0.2)	15.1%
Gross margin:
New vehicle retail sales	9.4%	8.9%	0.5%
Used vehicle retail sales	5.4%	5.1%	0.3%
Used vehicle wholesale sales	(1.1)%	(3.0)%	1.9%
Total used	4.8%	4.3%	0.5%
Parts and service sales	58.7%	60.5%	(1.9)%
Total gross margin	13.9%	13.0%	0.9%
Units sold:
Retail new vehicles sold (1)	8,045	7,195	850	11.8%
Retail used vehicles sold	10,458	10,384	74	0.7%
Wholesale used vehicles sold	3,057	3,455	(398)	(11.5)%
Total used	13,515	13,839	(324)	(2.3)%
Average sales price per unit sold:
New vehicle retail (1)	$42,416	$40,241	$2,176	5.4%	$(162)	5.8%
Used vehicle retail	$29,708	$29,640	$68	0.2%	$(113)	0.6%
Gross profit per unit sold:
New vehicle retail sales	$3,829	$3,580	$249	7.0%	$10	6.7%
Used vehicle retail sales	$1,604	$1,521	$82	5.4%	$(10)	6.1%
Used vehicle wholesale sales	$(119)	$(316)	$197	62.4%	$(1)	62.6%
Total used	$1,214	$1,063	$151	14.2%	$(8)	15.0%
F&I PRU	$923	$973	$(50)	(5.2)%	$(3)	(4.9)%
Other:
SG&A expenses	$76.1	$66.6	$9.6	14.4%	$(0.3)	14.9%
Adjusted SG&A expenses (2)	$77.1	$66.6	$10.5	15.8%	$(0.3)	16.3%
SG&A as % gross profit	71.9%	72.2%	(0.3)%
Adjusted SG&A as % gross profit (2)	72.8%	72.2%	0.6%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$674.8	$601.6	$73.2	12.2%	$(34.4)	17.9%
Used vehicle retail sales	629.5	629.8	(0.3)	—%	(33.5)	5.3%
Used vehicle wholesale sales	62.3	72.9	(10.6)	(14.6)%	(3.2)	(10.2)%
Total used	691.8	702.7	(10.9)	(1.6)%	(36.7)	3.7%
Parts and service sales	145.3	121.5	23.8	19.6%	(7.9)	26.1%
F&I, net	34.6	35.4	(0.8)	(2.2)%	(1.8)	2.8%
Total revenues	$1,546.5	$1,461.2	$85.3	5.8%	$(80.8)	11.4%
Gross profit:
New vehicle retail sales	$63.4	$53.7	$9.7	18.1%	$(2.9)	23.6%
Used vehicle retail sales	33.7	35.0	(1.3)	(3.6)%	(1.9)	1.9%
Used vehicle wholesale sales	(0.6)	(1.5)	0.9	61.1%	—	60.3%
Total used	33.1	33.5	(0.3)	(1.0)%	(1.9)	4.8%
Parts and service sales	85.1	73.4	11.7	15.9%	(4.5)	22.1%
F&I, net	34.6	35.4	(0.8)	(2.2)%	(1.8)	2.8%
Total gross profit	$216.2	$195.9	$20.3	10.3%	$(11.2)	16.1%
Gross margin:
New vehicle retail sales	9.4%	8.9%	0.5%
Used vehicle retail sales	5.4%	5.6%	(0.2)%
Used vehicle wholesale sales	(0.9)%	(2.1)%	1.1%
Total used	4.8%	4.8%	—%
Parts and service sales	58.5%	60.4%	(1.9)%
Total gross margin	14.0%	13.4%	0.6%
Units sold:
Retail new vehicles sold (1)	16,811	14,430	2,381	16.5%
Retail used vehicles sold	21,455	20,250	1,205	6.0%
Wholesale used vehicles sold	5,951	6,553	(602)	(9.2)%
Total used	27,406	26,803	603	2.2%
Average sales price per unit sold:
New vehicle retail (1)	$41,566	$41,689	$(123)	(0.3)%	$(2,119)	4.8%
Used vehicle retail	$29,341	$31,101	$(1,760)	(5.7)%	$(1,564)	(0.6)%
Gross profit per unit sold:
New vehicle retail sales	$3,772	$3,721	$51	1.4%	$(175)	6.1%
Used vehicle retail sales	$1,572	$1,727	$(155)	(9.0)%	$(90)	(3.8)%
Used vehicle wholesale sales	$(99)	$(230)	$132	57.2%	$2	56.3%
Total used	$1,209	$1,249	$(39)	(3.2)%	$(70)	2.4%
F&I PRU	$904	$1,020	$(116)	(11.4)%	$(46)	(6.8)%
Other:
SG&A expenses	$150.3	$131.4	$18.9	14.4%	$(7.9)	20.3%
Adjusted SG&A expenses (2)	$151.3	$134.1	$17.2	12.8%	$(7.9)	18.7%
SG&A as % gross profit	69.5%	67.1%	2.4%
Adjusted SG&A as % gross profit (2)	70.0%	68.4%	1.5%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,093.0	$1,806.4	$286.6	15.9%	$(1.2)	15.9%
Used vehicle retail sales	1,377.2	1,480.6	(103.4)	(7.0)%	(1.1)	(6.9)%
Used vehicle wholesale sales	106.7	93.8	12.9	13.8%	(0.1)	13.8%
Total used	1,483.9	1,574.3	(90.5)	(5.7)%	(1.2)	(5.7)%
Parts and service sales	537.7	491.2	46.5	9.5%	(0.2)	9.5%
F&I, net	181.2	186.0	(4.9)	(2.6)%	(0.1)	(2.6)%
Total revenues	$4,295.7	$4,058.0	$237.7	5.9%	$(2.7)	5.9%
Gross profit:
New vehicle retail sales	$187.8	$205.1	$(17.3)	(8.4)%	$0.1	(8.5)%
Used vehicle retail sales	74.5	88.0	(13.5)	(15.4)%	(0.1)	(15.2)%
Used vehicle wholesale sales	0.8	0.7	—	1.1%	—	1.4%
Total used	75.2	88.7	(13.5)	(15.2)%	(0.1)	(15.1)%
Parts and service sales	291.3	271.2	20.1	7.4%	(0.1)	7.5%
F&I, net	181.2	186.0	(4.9)	(2.6)%	(0.1)	(2.6)%
Total gross profit	$735.4	$751.0	$(15.6)	(2.1)%	$(0.2)	(2.0)%
Gross margin:
New vehicle retail sales	9.0%	11.4%	(2.4)%
Used vehicle retail sales	5.4%	5.9%	(0.5)%
Used vehicle wholesale sales	0.7%	0.8%	(0.1)%
Total used	5.1%	5.6%	(0.6)%
Parts and service sales	54.2%	55.2%	(1.0)%
Total gross margin	17.1%	18.5%	(1.4)%
Units sold:
Retail new vehicles sold (1)	42,343	37,691	4,652	12.3%
Retail used vehicles sold	44,831	47,917	(3,086)	(6.4)%
Wholesale used vehicles sold	10,065	9,250	815	8.8%
Total used	54,896	57,167	(2,271)	(4.0)%
Average sales price per unit sold:
New vehicle retail (1)	$49,811	$47,927	$1,884	3.9%	$352	3.2%
Used vehicle retail	$30,719	$30,898	$(179)	(0.6)%	$(25)	(0.5)%
Gross profit per unit sold:
New vehicle retail sales	$4,435	$5,441	$(1,006)	(18.5)%	$2	(18.5)%
Used vehicle retail sales	$1,661	$1,836	$(175)	(9.5)%	$(2)	(9.4)%
Used vehicle wholesale sales	$75	$80	$(6)	(7.1)%	$—	(6.8)%
Total used	$1,370	$1,552	$(182)	(11.7)%	$(2)	(11.6)%
F&I PRU	$2,078	$2,173	$(95)	(4.4)%	$(1)	(4.3)%
Other:
SG&A expenses	$463.4	$450.9	$12.4	2.8%	$(0.3)	2.8%
Adjusted SG&A expenses (2)	$464.2	$450.9	$13.3	2.9%	$(0.3)	3.0%
SG&A as % gross profit	63.0%	60.0%	3.0%
Adjusted SG&A as % gross profit (2)	63.1%	60.0%	3.1%
Operating margin %	5.8%	6.8%	(1.0)%
Adjusted operating margin % (2)	5.8%	6.8%	(1.0)%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,947.4	$3,514.8	$432.6	12.3%	$(33.6)	13.3%
Used vehicle retail sales	2,654.4	2,815.5	(161.1)	(5.7)%	(32.6)	(4.6)%
Used vehicle wholesale sales	209.8	185.5	24.3	13.1%	(3.1)	14.8%
Total used	2,864.2	3,001.0	(136.8)	(4.6)%	(35.7)	(3.4)%
Parts and service sales	1,059.5	953.2	106.2	11.1%	(7.2)	11.9%
F&I, net	337.5	354.9	(17.4)	(4.9)%	(1.7)	(4.4)%
Total revenues	$8,208.5	$7,823.9	$384.6	4.9%	$(78.3)	5.9%
Gross profit:
New vehicle retail sales	$363.3	$401.4	$(38.1)	(9.5)%	$(2.9)	(8.8)%
Used vehicle retail sales	147.9	174.1	(26.2)	(15.0)%	(1.9)	(14.0)%
Used vehicle wholesale sales	2.8	3.6	(0.8)	(21.1)%	—	(21.4)%
Total used	150.7	177.7	(26.9)	(15.2)%	(1.8)	(14.1)%
Parts and service sales	573.8	524.7	49.1	9.4%	(4.2)	10.2%
F&I, net	337.5	354.9	(17.4)	(4.9)%	(1.7)	(4.4)%
Total gross profit	$1,425.3	$1,458.6	$(33.3)	(2.3)%	$(10.7)	(1.6)%
Gross margin:
New vehicle retail sales	9.2%	11.4%	(2.2)%
Used vehicle retail sales	5.6%	6.2%	(0.6)%
Used vehicle wholesale sales	1.3%	1.9%	(0.6)%
Total used	5.3%	5.9%	(0.7)%
Parts and service sales	54.2%	55.0%	(0.9)%
Total gross margin	17.4%	18.6%	(1.3)%
Units sold:
Retail new vehicles sold (1)	80,022	73,425	6,597	9.0%
Retail used vehicles sold	88,008	90,747	(2,739)	(3.0)%
Wholesale used vehicles sold	19,835	18,069	1,766	9.8%
Total used	107,843	108,816	(973)	(0.9)%
Average sales price per unit sold:
New vehicle retail (1)	$49,691	$47,869	$1,822	3.8%	$(57)	3.9%
Used vehicle retail	$30,161	$31,026	$(865)	(2.8)%	$(371)	(1.6)%
Gross profit per unit sold:
New vehicle retail sales	$4,540	$5,466	$(926)	(16.9)%	$(36)	(16.3)%
Used vehicle retail sales	$1,680	$1,918	$(238)	(12.4)%	$(21)	(11.3)%
Used vehicle wholesale sales	$143	$199	$(56)	(28.1)%	$1	(28.4)%
Total used	$1,398	$1,633	$(235)	(14.4)%	$(17)	(13.4)%
F&I PRU	$2,009	$2,162	$(153)	(7.1)%	$(10)	(6.6)%
Other:
SG&A expenses	$903.1	$878.7	$24.3	2.8%	$(7.6)	3.6%
Adjusted SG&A expenses (2)	$902.8	$878.7	$24.1	2.7%	$(7.6)	3.6%
SG&A as % gross profit	63.4%	60.2%	3.1%
Adjusted SG&A as % gross profit (2)	63.3%	60.2%	3.1%
Operating margin %	5.8%	6.9%	(1.1)%
Adjusted operating margin % (2)	5.8%	6.9%	(1.0)%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,772.8	$1,517.8	$255.1	16.8%
Used vehicle retail sales	1,074.4	1,174.6	(100.3)	(8.5)%
Used vehicle wholesale sales	75.0	57.3	17.7	30.9%
Total used	1,149.3	1,231.9	(82.5)	(6.7)%
Parts and service sales	472.6	436.6	35.9	8.2%
F&I, net	164.5	169.0	(4.6)	(2.7)%
Total revenues	$3,559.2	$3,355.3	$203.9	6.1%
Gross profit:
New vehicle retail sales	$157.7	$179.4	$(21.7)	(12.1)%
Used vehicle retail sales	58.4	72.3	(13.9)	(19.3)%
Used vehicle wholesale sales	1.1	1.8	(0.7)	(38.7)%
Total used	59.5	74.1	(14.6)	(19.8)%
Parts and service sales	252.3	237.8	14.5	6.1%
F&I, net	164.5	169.0	(4.6)	(2.7)%
Total gross profit	$634.0	$660.4	$(26.4)	(4.0)%
Gross margin:
New vehicle retail sales	8.9%	11.8%	(2.9)%
Used vehicle retail sales	5.4%	6.2%	(0.7)%
Used vehicle wholesale sales	1.5%	3.2%	(1.7)%
Total used	5.2%	6.0%	(0.8)%
Parts and service sales	53.4%	54.5%	(1.1)%
Total gross margin	17.8%	19.7%	(1.9)%
Units sold:
Retail new vehicles sold	34,468	30,529	3,939	12.9%
Retail used vehicles sold	34,670	37,631	(2,961)	(7.9)%
Wholesale used vehicles sold	7,077	5,825	1,252	21.5%
Total used	41,747	43,456	(1,709)	(3.9)%
Average sales price per unit sold:
New vehicle retail	$51,434	$49,716	$1,718	3.5%
Used vehicle retail	$30,989	$31,215	$(226)	(0.7)%
Gross profit per unit sold:
New vehicle retail sales	$4,575	$5,876	$(1,301)	(22.1)%
Used vehicle retail sales	$1,683	$1,921	$(238)	(12.4)%
Used vehicle wholesale sales	$157	$312	$(154)	(49.5)%
Total used	$1,425	$1,706	$(281)	(16.5)%
F&I PRU	$2,379	$2,480	$(101)	(4.1)%
Other:
SG&A expenses	$389.8	$386.0	$3.8	1.0%
Adjusted SG&A expenses (1)	$390.7	$386.0	$4.7	1.2%
SG&A as % gross profit	61.5%	58.4%	3.0%
Adjusted SG&A as % gross profit (1)	61.6%	58.4%	3.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,288.3	$2,914.6	$373.6	12.8%
Used vehicle retail sales	2,042.0	2,189.3	(147.3)	(6.7)%
Used vehicle wholesale sales	149.1	112.9	36.2	32.1%
Total used	2,191.1	2,302.2	(111.1)	(4.8)%
Parts and service sales	925.8	837.4	88.4	10.6%
F&I, net	303.7	319.8	(16.1)	(5.0)%
Total revenues	$6,708.8	$6,374.0	$334.8	5.3%
Gross profit:
New vehicle retail sales	$301.6	$347.8	$(46.2)	(13.3)%
Used vehicle retail sales	115.5	139.3	(23.8)	(17.1)%
Used vehicle wholesale sales	3.4	5.1	(1.6)	(32.2)%
Total used	118.9	144.4	(25.5)	(17.6)%
Parts and service sales	493.9	454.1	39.8	8.8%
F&I, net	303.7	319.8	(16.1)	(5.0)%
Total gross profit	$1,218.2	$1,266.1	$(47.9)	(3.8)%
Gross margin:
New vehicle retail sales	9.2%	11.9%	(2.8)%
Used vehicle retail sales	5.7%	6.4%	(0.7)%
Used vehicle wholesale sales	2.3%	4.5%	(2.2)%
Total used	5.4%	6.3%	(0.8)%
Parts and service sales	53.4%	54.2%	(0.9)%
Total gross margin	18.2%	19.9%	(1.7)%
Units sold:
Retail new vehicles sold	63,570	59,051	4,519	7.7%
Retail used vehicles sold	67,187	70,676	(3,489)	(4.9)%
Wholesale used vehicles sold	13,991	11,576	2,415	20.9%
Total used	81,178	82,252	(1,074)	(1.3)%
Average sales price per unit sold:
New vehicle retail	$51,727	$49,358	$2,369	4.8%
Used vehicle retail	$30,393	$30,977	$(584)	(1.9)%
Gross profit per unit sold:
New vehicle retail sales	$4,745	$5,890	$(1,145)	(19.4)%
Used vehicle retail sales	$1,719	$1,972	$(252)	(12.8)%
Used vehicle wholesale sales	$245	$437	$(192)	(43.9)%
Total used	$1,465	$1,756	$(290)	(16.5)%
F&I PRU	$2,323	$2,465	$(142)	(5.8)%
Other:
SG&A expenses	$758.6	$747.6	$11.0	1.5%
Adjusted SG&A expenses (1)	$758.3	$747.6	$10.8	1.4%
SG&A as % gross profit	62.3%	59.0%	3.2%
Adjusted SG&A as % gross profit (1)	62.3%	59.0%	3.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$320.2	$288.7	$31.5	10.9%	$(1.2)	11.3%
Used vehicle retail sales	302.8	305.9	(3.1)	(1.0)%	(1.1)	(0.6)%
Used vehicle wholesale sales	31.7	36.5	(4.8)	(13.2)%	(0.1)	(12.9)%
Total used	334.5	342.5	(7.9)	(2.3)%	(1.2)	(2.0)%
Parts and service sales	65.1	54.5	10.6	19.4%	(0.2)	19.8%
F&I, net	16.7	17.0	(0.3)	(1.8)%	(0.1)	(1.5)%
Total revenues	$736.5	$702.6	$33.9	4.8%	$(2.7)	5.2%
Gross profit:
New vehicle retail sales	$30.1	$25.7	$4.4	17.2%	$0.1	16.9%
Used vehicle retail sales	16.1	15.7	0.4	2.7%	(0.1)	3.4%
Used vehicle wholesale sales	(0.4)	(1.1)	0.7	66.2%	—	66.4%
Total used	15.7	14.6	1.1	7.8%	(0.1)	8.5%
Parts and service sales	39.0	33.3	5.6	16.9%	(0.1)	17.2%
F&I, net	16.7	17.0	(0.3)	(1.8)%	(0.1)	(1.5)%
Total gross profit	$101.5	$90.6	$10.9	12.0%	$(0.2)	12.2%
Gross margin:
New vehicle retail sales	9.4%	8.9%	0.5%
Used vehicle retail sales	5.3%	5.1%	0.2%
Used vehicle wholesale sales	(1.1)%	(2.9)%	1.8%
Total used	4.7%	4.3%	0.4%
Parts and service sales	59.9%	61.1%	(1.3)%
Total gross margin	13.8%	12.9%	0.9%
Units sold:
Retail new vehicles sold (1)	7,875	7,162	713	10.0%
Retail used vehicles sold	10,161	10,286	(125)	(1.2)%
Wholesale used vehicles sold	2,988	3,425	(437)	(12.8)%
Total used	13,149	13,711	(562)	(4.1)%
Average sales price per unit sold:
New vehicle retail (1)	$42,383	$40,305	$2,077	5.2%	$(163)	5.6%
Used vehicle retail	$29,798	$29,740	$58	0.2%	$(112)	0.6%
Gross profit per unit sold:
New vehicle retail sales	$3,821	$3,585	$236	6.6%	$10	6.3%
Used vehicle retail sales	$1,584	$1,523	$61	4.0%	$(10)	4.7%
Used vehicle wholesale sales	$(122)	$(314)	$192	61.2%	$(1)	61.5%
Total used	$1,196	$1,064	$132	12.4%	$(8)	13.2%
F&I PRU	$925	$974	$(49)	(5.0)%	$(3)	(4.7)%
Other:
SG&A expenses	$73.6	$65.0	$8.6	13.3%	$(0.3)	13.7%
SG&A as % gross profit	72.5%	71.7%	0.8%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2023	2022	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$659.1	$600.1	$59.0	9.8%	$(33.6)	15.4%
Used vehicle retail sales	612.4	626.2	(13.8)	(2.2)%	(32.6)	3.0%
Used vehicle wholesale sales	60.7	72.6	(11.9)	(16.4)%	(3.1)	(12.1)%
Total used	673.2	698.8	(25.7)	(3.7)%	(35.7)	1.4%
Parts and service sales	133.7	115.9	17.8	15.4%	(7.2)	21.7%
F&I, net	33.8	35.1	(1.3)	(3.8)%	(1.7)	1.1%
Total revenues	$1,499.8	$1,449.9	$49.8	3.4%	$(78.3)	8.8%
Gross profit:
New vehicle retail sales	$61.7	$53.6	$8.1	15.1%	$(2.9)	20.5%
Used vehicle retail sales	32.4	34.7	(2.4)	(6.8)%	(1.9)	(1.4)%
Used vehicle wholesale sales	(0.6)	(1.5)	0.9	59.3%	—	58.4%
Total used	31.8	33.3	(1.5)	(4.4)%	(1.8)	1.1%
Parts and service sales	79.9	70.6	9.3	13.1%	(4.2)	19.1%
F&I, net	33.8	35.1	(1.3)	(3.8)%	(1.7)	1.1%
Total gross profit	$207.1	$192.5	$14.6	7.6%	$(10.7)	13.1%
Gross margin:
New vehicle retail sales	9.4%	8.9%	0.4%
Used vehicle retail sales	5.3%	5.5%	(0.3)%
Used vehicle wholesale sales	(1.0)%	(2.0)%	1.0%
Total used	4.7%	4.8%	—%
Parts and service sales	59.7%	60.9%	(1.2)%
Total gross margin	13.8%	13.3%	0.5%
Units sold:
Retail new vehicles sold (1)	16,452	14,374	2,078	14.5%
Retail used vehicles sold	20,821	20,071	750	3.7%
Wholesale used vehicles sold	5,844	6,493	(649)	(10.0)%
Total used	26,665	26,564	101	0.4%
Average sales price per unit sold:
New vehicle retail (1)	$41,517	$41,751	$(234)	(0.6)%	$(2,117)	4.5%
Used vehicle retail	$29,413	$31,199	$(1,786)	(5.7)%	$(1,566)	(0.7)%
Gross profit per unit sold:
New vehicle retail sales	$3,748	$3,727	$21	0.6%	$(174)	5.2%
Used vehicle retail sales	$1,555	$1,730	$(175)	(10.1)%	$(89)	(5.0)%
Used vehicle wholesale sales	$(103)	$(227)	$124	54.8%	$2	53.8%
Total used	$1,192	$1,252	$(60)	(4.8)%	$(69)	0.7%
F&I PRU	$907	$1,020	$(113)	(11.1)%	$(46)	(6.5)%
Other:
SG&A expenses	$144.4	$131.2	$13.3	10.1%	$(7.6)	15.9%
SG&A as % gross profit	69.7%	68.1%	1.6%
(1) Retail new vehicle units sold for 2023 include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$479.9	$9.6	$(0.3)	$1.1	$—	$490.3
Depreciation and amortization expense	$23.1	$—	$—	$—	$(0.3)	$22.8
Asset impairments	$1.8	$—	$—	$—	$(1.8)	$—
Income (loss) from operations	$270.8	$(9.6)	$0.3	$(1.1)	$2.1	$262.5

Income (loss) before income taxes	$227.9	$(9.6)	$0.3	$(1.1)	$2.1	$219.6
Less: Provision (benefit) for income taxes	57.6	(4.5)	0.1	(0.3)	0.5	53.5
Net income (loss) from continuing operations	170.3	(5.1)	0.2	(0.9)	1.6	166.1
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	—	—	—	4.0
Net income (loss) from continuing operations available to diluted common shares	$166.1	$(5.0)	$0.2	$(0.8)	$1.5	$162.1

Diluted earnings (loss) per common share from continuing operations	$12.02	$(0.36)	$0.01	$(0.06)	$0.11	$11.73

Effective tax rate	25.3%					24.3%

SG&A as % gross profit (1)	61.9%					63.2%
Operating margin (2)	5.9%					5.8%
Pretax margin (3)	5.0%					4.8%

Same Store SG&A expenses	$463.4	$—	$(0.3)	$1.1	$—	$464.2
Same Store SG&A as % gross profit (1)	63.0%					63.1%

Same Store income (loss) from operations	$248.3	$—	$0.3	$(1.1)	$2.1	$249.5
Same Store operating margin (2)	5.8%					5.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.2	$—	$0.2
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.2	$—	$0.2

Net income (loss)	$170.5	$(4.2)	$166.4
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	4.0
Net income (loss) available to diluted common shares	$166.4	$(4.1)	$162.3

Diluted earnings per common share from discontinued operations	$0.02	$—	$0.02
Diluted earnings (loss) per common share from continuing operations	12.02	(0.29)	11.73
Diluted earnings (loss) per common share	$12.04	$(0.29)	$11.75
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Asset impairments	Non-GAAP adjusted
SG&A expenses	$460.2	$3.2	$—	$463.3
Asset impairments	$0.8	$—	$(0.8)	$—
Income (loss) from operations	$284.5	$(3.2)	$0.8	$282.1

Income (loss) before income taxes	$260.1	$(3.2)	$0.8	$257.8
Less: Provision (benefit) for income taxes	60.8	(0.8)	0.2	60.2
Net income (loss) from continuing operations	199.3	(2.4)	0.6	197.5
Less: Earnings (loss) allocated to participating securities	5.4	(0.1)	—	5.4
Net income (loss) from continuing operations available to diluted common shares	$193.9	$(2.3)	$0.6	$192.1

Diluted earnings (loss) per common share from continuing operations	$12.11	$(0.15)	$0.04	$12.00

Effective tax rate	23.4%			23.4%

SG&A as % gross profit (1)	59.9%			60.3%
Operating margin (2)	6.9%			6.8%
Pretax margin (3)	6.3%			6.2%

Same Store income from operations	$277.0	$—	$0.8	$277.8
Same Store operating margin (2)	6.8%			6.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(3.4)	$5.0	$1.6
Less: (Loss) earnings allocated to participating securities	(0.1)	0.1	—
Net (loss) income from discontinued operations available to diluted common shares	$(3.3)	$4.9	$1.6

Net income	$195.9	$3.2	$199.2
Less: Earnings allocated to participating securities	5.4	0.1	5.4
Net income available to diluted common shares	$190.6	$3.1	$193.7

Diluted (loss) earnings per common share from discontinued operations	$(0.20)	$0.30	$0.10
Diluted earnings (loss) per common share from continuing operations	12.11	(0.11)	12.00
Diluted earnings per common share	$11.90	$0.20	$12.10
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2023
	U.S. GAAP	Non-cash gain on interest rate swaps	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$942.7	$—	$11.4	$(0.3)	$—	$—	$953.9
Depreciation and amortization expense	$45.5	$—	$—	$—	$—	$(0.6)	$45.0
Asset impairments	$2.9	$—	$—	$—	$—	$(2.9)	$—
Income (loss) from operations	$512.3	$—	$(11.4)	$0.3	$—	$3.5	$504.6
Other interest expense, net	$45.6	$4.0	$—	$—	$—	$—	$49.6

Income (loss) before income taxes	$434.3	$(4.0)	$(11.4)	$0.3	$—	$3.5	$422.5
Less: Provision (benefit) for income taxes	105.2	(0.9)	(4.9)	0.1	—	0.8	100.2
Net income (loss) from continuing operations	329.1	(3.1)	(6.5)	0.2	—	2.6	322.3
Less: Earnings (loss) allocated to participating securities	8.2	(0.1)	(0.2)	—	—	0.1	8.1
Net income (loss) from continuing operations available to diluted common shares	$320.8	$(3.0)	$(6.4)	$0.2	$—	$2.6	$314.2

Diluted earnings (loss) per common share from continuing operations	$23.14	$(0.22)	$(0.46)	$0.01	$—	$0.18	$22.66

Effective tax rate	24.2%						23.7%

SG&A as % gross profit (1)	62.7%						63.4%
Operating margin (2)	5.9%						5.8%
Pretax margin (3)	5.0%						4.9%

Same Store SG&A expenses	$903.1	$—	$—	$(0.3)	$—	$—	$902.8
Same Store SG&A as % gross profit (1)	63.4%						63.3%

Same Store income from operations	$476.2	$—	$—	$0.3	$—	$3.2	$479.7
Same Store operating margin (2)	5.8%						5.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(0.1)	$—	$(0.1)
Less: (Loss) earnings allocated to participating securities	—	—	—
Net (loss) income from discontinued operations available to diluted common shares	$(0.1)	$—	$(0.1)

Net income (loss)	$329.0	$(6.8)	$322.2
Less: Earnings (loss) allocated to participating securities	8.2	(0.2)	8.0
Net income (loss) available to diluted common shares	$320.8	$(6.6)	$314.1

Diluted (loss) earnings per common share from discontinued operations	$(0.01)	$—	$(0.01)
Diluted earnings (loss) per common share from continuing operations	23.14	(0.48)	22.66
Diluted earnings (loss) per common share	$23.13	$(0.48)	$22.65
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and a non-cash gain on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Asset impairments	Non-GAAP adjusted
SG&A expenses	$878.6	$24.5	$—	$903.2
Asset impairments	$0.8	$—	$(0.8)	$—
Income (loss) from operations	$569.5	$(24.5)	$0.8	$545.8

Income (loss) before income taxes	$522.4	$(24.5)	$0.8	$498.7
Less: Provision (benefit) for income taxes	122.0	(5.6)	0.2	116.5
Net income (loss) from continuing operations	400.4	(18.9)	0.6	382.2
Less: Earnings (loss) allocated to participating securities	11.3	(0.5)	—	10.8
Net income (loss) from continuing operations available to diluted common shares	$389.2	$(18.4)	$0.6	$371.4

Diluted earnings (loss) per common share from continuing operations	$23.88	$(1.13)	$0.04	$22.79

Effective tax rate	23.4%			23.4%

SG&A as % gross profit (1)	58.8%			60.5%
Operating margin (2)	7.1%			6.8%
Pretax margin (3)	6.5%			6.2%

Same Store income from operations	$536.3	$—	$0.8	$537.1
Same Store operating margin (2)	6.9%			6.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(1.6)	$5.0	$3.4
Less: Earnings allocated to participating securities	—	0.1	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(1.5)	$4.9	$3.3

Net income (loss)	$398.9	$(13.3)	$385.6
Less: Earnings (loss) allocated to participating securities	11.2	(0.4)	10.9
Net income (loss) available to diluted common shares	$387.6	$(12.9)	$374.7

Diluted (loss) earnings per common share from discontinued operations	$(0.09)	$0.30	$0.21
Diluted earnings (loss) per common share from continuing operations	23.88	(1.09)	22.79
Diluted earnings (loss) per common share	$23.79	$(0.79)	$22.99
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$403.7	$8.6	$(0.3)	$1.1	$413.2
SG&A as % gross profit (1)	60.3%				61.7%

Same Store SG&A expenses	$389.8	$—	$(0.3)	$1.1	$390.7
Same Store SG&A as % gross profit (1)	61.5%				61.6%

	Three Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$393.6	$3.2	$396.8
SG&A as % gross profit (1)	58.2%		58.7%

	Six Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$792.4	$10.5	$(0.3)	$—	$802.6
SG&A as % gross profit (1)	61.6%				62.4%

Same Store SG&A expenses	$758.6	$—	$(0.3)	$—	$758.3
Same Store SG&A as % gross profit (1)	62.3%				62.3%

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$747.2	$21.9	$769.1
SG&A as % gross profit (1)	57.6%		59.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$76.1	$0.9	$77.1
SG&A as % gross profit (1)	71.9%		72.8%

	Six Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$150.3	$0.9	$151.3
SG&A as % gross profit (1)	69.5%		70.0%

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$131.4	$2.7	$134.1
SG&A as % gross profit (1)	67.1%		68.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.